UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) December 18, 2000


                     ModernGroove Entertainment, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)


                  Nevada               0-26073         86-0881193
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)


        1801 E. Tropicana, Suite 9, Las Vegas, NV          89119
     ------------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (702) 893-2556
                                                       --------------

                     Barrington Laboratories, Inc.
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.  ACQUISTION OR DISPOSITON OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

On December 18, 2000, the company held its annual shareholders' meeting. At this meeting, the shareholders of the Company approved a company name change to from Barrington Laboratories, Inc., to ModernGroove Entertainment, Inc. This name change reflects the board of director's decision to expand the Company's business focus. The shareholders also approved an increase in the number of authorized common shares, from 20,000,000 to 200,000,000 having a par value of $0.001. The amended Articles to reflect the name change and increase in authorized shares was filed with the Nevada Secretary of State, on December 18, 2000.

On December 18, 2000, the board of directors announced the Company entered into a Share Exchange agreement with ModernGroove Entertainment International, Inc., a separate Nevada Corporation, whereby all of the issued and outstanding shares of ModernGroove Entertainment International, Inc, will be exchanged for 26,000,000 restricted common shares of the company's stock.

A copy of the share exchange agreement is attached as Exhibit A. The effective date of the share exchange will be effective January 1, 2001.

Modern Groove Entertainment International, Inc., a Nevada Corporation, has a studio and development facilities in Vancouver, British Columbia, Canada, the company has been active for approximately two years and currently has 43 employees.

ModernGroove Entertainment International, Inc. provides digital entertainment through the following sources:

1. By providing streaming music and video web sites aimed at "high tech" demographic brands.

2.  By developing dedicated streaming media network for videogram consoles.

The Company is comprised of four divisions. These products and services consists of the following:

A)  StreamCache:
    ------------

This is of the earliest hardware-based system for caching infinite objects. The product will help solve the problem encountered by all Internet users who have attempted to stream media: stream break-up during peak Internet user density.

B)  ModernRights:
    -------------

A media right-clearing network established to administer payment for the use of artistic works in ModernGroove products as well as other companies seeking to resell the market's media (audio and video) products. ModernRight will not be geographically confined and will create a working relationship with its clients.

C)  ModernGroove Interactive (consists of two products):
    ----------------------------------------------------

    1)  The Packaged ModernGroove Product:

        The packaged product is a physical disc that has music and a visual entertainment load on it, sold in a box or "jewel case." Instead of relying and marketing to bring customers to ModernGroove via the Internet, the Company plans to sell packaged products on the videogame racks at mass retailers.

    2)  The Web-Based ModernGroove Product:

        An Internet-based music distribution and sales system. Users can use a variety of accessing devices to download ModernGoove content. Further, purchases of ModernGroove "jewel case" product will automatically steered to ModernGroove's Web based product after a certain amount of time.

D)  Capsule Media:
    --------------

With ModernGroove's Stream Cache Network and 1.5MB/sec connection speeds through X-DSL or cable modems, TV quality video via the Internet will can be available within year. This technology can provide the same entertainment format which television provides through the internet. It is the Company's goal to provide entertainment products for the Internet video broadcast medium.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

It was announced, at the annual shareholder's meeting, held on December 18, 2009, that Skyelan Rose resigned as an officer of the Company, effective December 18, 2000. Skyelan Rose held no stock in the Company.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

A. Financial Statements. The following financial statements will be filed as soon as they are available and in any event no later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed:

   (1) The Consolidated audited Financial Statements of Modern Groove Entertainment, International, Inc. ended November 30, 1999.

   (2) The following exhibit is filed herewith:

B. Agreement dated as of December 18, 2000 among the Company, and Modern Groove Entertainment International, Inc. and the shareholders of Modern Groove Entertainment International, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.  REGULATION S OFFERINGS.

Not applicable.


Date:  December 18, 2000


ModernGroove Entertainment, Inc.

By:  /s/ T. J. Jesky
---------------------------
         T. J. Jesky
         President

Exhibit A


                          SHARE EXCHANGE AGREEMENT
                          ------------------------


MADE EFFECTIVE AS OF DECEMBER 18, 2000 (the "Effective Date"),


BETWEEN:    John Stroppa, Justin Halowaty, Adrian Crook,
            Steven Zur, John Stroppa in Trust for the Modern Groove Employee Stock Fund, all c/o 1865 West 5th Avenue, Vancouver, British Columbia and GSO151 Ventures Inc, In Trust, c/o 300, 5127 - 100th Avenue, Surrey, British Columbia

            (the "Shareholder(s)");

BETWEEN: John Stoppa, Justin Halowaty, Adrian Crook, and Steven Zur, all c/o 1865 - West 5th Avenue, Vancouver, British Columbia

            (the "Managers");

AND: Modern Groove Entertainment International, Inc., a corporation incorporated under the laws of the State of Nevada, and having its registered resident agent at 308 Horn Street, Las Vegas, Nevada;

            ("MGEI");

AND: Modern Groove Entertainment Inc., a corporation incorporated under the laws of the Province of British Columbia and having a registered office at 300, 15127 - 100th Avenue, Surrey, British Columbia;

           (the "Subsidiary");

AND: Barrington Laboratories Inc., a company incorporated under the laws of the State of Nevada and having a registered office at 1801 E. Tropicana, Suite 9, Las Vegas, Nevada.

           ("Barrington");



WHEREAS:
A. The authorized share capital of MGEI consists of 100,000,000 common shares with a par value of U.S.$0.01 each, of which 20,000,000 shares (the "MGEI Shares") are issued and outstanding;

B.  The Shareholder(s) are the legal and beneficial owner of all the MGEI
Shares;

C. The authorized share capital of the Subsidiary is 200,000 common shares without par value and 100,000 preferred shares, of which only 100 common shares (the "Subsidiary Shares") are issued and outstanding;

D.  MGEI is the legal and beneficial owner of all the Subsidiary Shares;

E. The Shareholder and Barrington have agreed to exchange the MGEI Shares for voting common shares of Barrington, on the terms and conditions described in this Agreement; and

F. The Managers have been actively involved in the management of MGEI and the Subsidiary and expect to benefit directly and indirectly from the completion of the transactions contemplated herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") as follows:

1.  SHARE EXCHANGE
    --------------

1.1 Subject to the terms and conditions of this Agreement, the Shareholder and Barrington agree that the Shareholder shall transfer all of the MGEI Shares to Barrington at an agreed value of US$260,000.00, in exchange for the issue to the Shareholder of 26,000,000 voting common shares of Barrington (the "Barrington Shares") at the deemed price of $0.01 per Barrington Share.

1.2 The transactions contemplated under this Agreement (the "Transactions") shall be completed (the "Completion") at the offices of Barrington's solicitors, Thomas E. Cook & Associates, Ltd., or at such other place as may be agreed between the parties, at 5:00 p.m. local time in Vancouver, B.C., or at such other time as may be agreed between the parties, (the "Time of Closing") on January 1, 2001, or on such other date as may be agreed between he parties, (the "Closing Date").


2.  CONDITIONS PRECEDENT
    --------------------

2.1 Barrington's obligation to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement is subject to the fulfilment to the satisfaction of Barrington of each of the following conditions that:

     (a) on or before November 30, 2000 (the "Subject Removal Date"), Barrington shall have been able to complete Barrington's Investigation (defined below) with results to its reasonable satisfaction;

     (b) at the Time of Closing, the solicitors for the Shareholder shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule A to this Agreement (the "MGEI Solicitor Opinion");

     (c) at the Time of Closing, the common shares of Barrington will be quoted on the Over the Counter Bulletin Board of NASDAQ (the "OTC Board");

     (d) as of the Time of Closing, the Shareholder, the Managers, MGEI and the Subsidiary (collectively, the "MGEI Group") shall have complied in all material respects with all of their respective covenants and agreements contained in this Agreement; and

     (e) as of the Time of Closing, the representations and warranties of each of the MGEI Group contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be true in all material respects as if such representations and warranties had been made as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of Barrington and may be waived by Barrington in whole or in part at any time at or before the Time of Closing.

2.2 The Shareholder's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to its satisfaction of each of the following conditions that:

     (a) on or before the Subject Removal Date, the Shareholder shall have been able to complete the Shareholder's Investigation (defined below) with results to its reasonable satisfaction;

     (b) on or before the Subject Removal Date, Barrington shall have restructured or otherwise altered its share capital so that upon the issuance of the Barrington Shares, Barrington's issued share capital and share capital reserved for issuance will be not more than 200,000,000 common shares;

     (c) at the Time of Closing, the solicitors for Barrington shall provide an opinion dated as of the Closing Date, substantially in the form of Schedule B to this Agreement (the "Barrington Solicitor Opinion");

     (d) at the Time of Closing, the common shares of Barrington will be quoted on the OTC Board;

     (e) as of the Time of Closing, Barrington shall have complied in all material respects with all of its covenants and agreements contained in this Agreement; and

     (f) as of the Time of Closing, the representations and warranties of Barrington contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be true in all material respects as if such representations and warranties had been made by Barrington as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Shareholder and may be waived by the Shareholder in whole or in part at or before the Time of Closing.

1.2 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Subject Removal Date, then this Agreement shall terminate and be of no further force or effect.


3.  COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS
    ------------------------------------------

3.1 Each of the MGEI Group severally covenants and agrees with Barrington that it shall:

     (a) from and including the Effective Date through to and including the Time of Closing, use its best efforts to permit Barrington, through its directors, officers, employees and authorized agents and representatives, at Barrington's own cost, full access to the books, records and property of MGEI and the Subsidiary including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of MGEI and the Subsidiary, so as to permit Barrington to make such investigation (the "Barrington's Investigation") of MGEI and the Subsidiary as Barrington considers advisable;

     (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws to be obtained by the Shareholder, MGEI or the Subsidiary on or before the Subject Removal Date;

     (c) provide to Barrington all such further documents, instruments and materials and do all such acts and things as may be reasonably requested in writing by Barrington to obtain any regulatory approvals that may be required under applicable laws;

     (d) from and including the Effective Date through to and including the Time of Closing, use its reasonable best efforts to ensure that all of its representations and warranties contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

     (e) from and including the Effective Date through to and including the Time of Closing, use its reasonable best efforts to preserve and protect all of the goodwill, assets, business and undertaking of MGEI and the Subsidiary and, without limiting the generality of the foregoing, carry on the businesses of MGEI and the Subsidiary in a reasonable and prudent manner; and

     (f) from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

         (i) was in the public domain at the time of disclosure to a party (the "Recipient");

         (ii) was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence;

         (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

         (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

and, if so requested by Barrington, each of the MGEI Group shall use its reasonable best efforts to cause any director, officer, employee, authorized agent or representative of MGEI or the Subsidiary to enter into, and each of the MGEI Group themselves shall enter into, a non-disclosure agreement with Barrington in a form acceptable to Barrington acting reasonably.

3.2 Each of the MGEI Group severally covenants and agrees with Barrington that, from and including the Effective Date through to and including the Time of Closing, it shall:

     (a) not do any act or thing that would render any representation or warranty of any of the MGEI Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; and

     (b) not sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, any of the MGEI Shares, the Subsidiary Shares or any goodwill, assets, business or undertaking of MGEI or the Subsidiary, other than a sale of part of the assets of MGEI or the Subsidiary for at least fair market value in the ordinary course of business.

3.3 Each of the MGEI Group acknowledges to and agrees with Barrington that Barrington's Investigation shall in no way limit or otherwise adversely affect the rights of Barrington as provided for hereunder in respect of the representations and warranties of each of the MGEI Group contained in this Agreement or in any certificates or documents delivered by any of them pursuant to this Agreement.

3.4  Barrington covenants and agrees with the MGEI Group that Barrington shall:

     (a) from and including the Effective Date through to and including the Time of Closing, permit the Shareholder, through his authorized agents and representatives, at the Shareholder's own cost, full access to the books, records and property of Barrington including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of Barrington, so as to permit the Shareholder to make such investigation (the "Shareholder's Investigation") of Barrington as the Shareholder considers advisable;

     (b) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws to be obtained by Barrington on or before the Subject Removal Date including, without limitation, all approvals required under applicable securities laws or the rules or policies relating to the OTC Board and make any and all filings and provide all notices required under applicable securities laws in connection with this Agreement and the consummation of the transactions contemplated herein, including the issue to the Shareholder of the Barrington Shares;

     (c) provide to the Shareholder all such further documents, instruments and materials and do all such acts and things as may reasonably be requested in writing by the Shareholder to obtain any regulatory approvals that may be required under applicable laws;

     (d) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of Barrington contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct; and

     (e) from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii) was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence;

          (iii) subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

and, if so requested by the MGEI or the Subsidiary, Barrington shall arrange for any director, officer, employee, authorized agent or representative of Barrington to enter into, and Barrington itself shall enter into, a non-disclosure agreement with MGEI and the Subsidiary in a form acceptable to MGEI and the Subsidiary acting reasonably.

3.5 Barrington acknowledges to and agrees with the Shareholder that the Shareholder's Investigation shall in no way limit or otherwise adversely affect the rights of the Shareholder as provided for hereunder in respect of the representations and warranties of Barrington contained in this Agreement or in any certificates or documents delivered by Barrington pursuant to this Agreement.

3.6 Barrington covenants and agrees with the MGEI Group that, from and including the Effective Date through to and including the Time of Closing, Barrington shall not do any act or thing that would render any representation or warranty of Barrington contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

3.7 At or prior to the Time of Closing, Barrington will take all necessary corporate action so that the officers and directors of Barrington will be as follows:

Directors:
----------
     John Stroppa
     Adrian Crook
     Stephen Zur
     William Macklem

Officers:
---------
     John Stroppa                            Chairman
     John Stroppa                            President
                                             Chief Operating Officer
     William Macklem                         Secretary

3.8 Prior to the Closing Date, Barrington shall undertake a financing (the "Financing") to raise at least US$2,000,000 for working capital purposes by issuing and reserving not more than 1,000,000 common shares of Barrington. The Financing will consist of Barrington offering 200 units (the "Units") of Barrington at a price of US$100,000 per Unit. Each Unit will consist of one common share of Barrington and one-half of a warrant. The warrants will have a term of two years. Each whole warrant will entitle the holder to purchase one additional share of Barrington in the first year at a price of $5.00 per share and in the second year at a price of $10.00 per share.

4.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

4.1 In order to induce Barrington to enter into this Agreement and complete its transactions contemplated hereunder, each of the MGEI Group severally represents and warrants to Barrington that:

     (a) MGEI was duly incorporated under the laws of the State of Nevada and MGEI:

         (i) is not subject to the reporting issuer requirements of the British Columbia Securities Act (the "B.C. Act");

         (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

         (iii)  is in good standing under the laws of Bermuda;

     (b)  the Directors and Officers of MGEI are as follows:

          (i)    Stephen Zur- Director;

          (ii)   Adrian Crook - Director and Secretary; and

          (iii)  John Stroppa - Director and President;

     (c) the authorized and issued share capital of MGEI is as set forth in paragraph A of the recitals to this Agreement;

     (d) except for the MGEI Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a "security" of MGEI as that term is defined in the B.C. Act and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of MGEI from MGEI;

     (e) the constating documents of MGEI have not been altered since its date of Incorporation;

     (f) the Subsidiary was and remains duly incorporated and validly existing under the laws of the British Columbia and the Subsidiary:

          (i)  is not subject to the reporting issuer requirements of the B.C.
               Act;

          (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

          (iii) is in good standing with respect to the filing of annual reports required under the laws of British Columbia;

     (g)  the Directors and Officers of the Subsidiary are as follows:

          (i)  John Stroppa- sole Director, President and Secretary;

     (h) the authorized and issued share capital of the Subsidiary is as set forth in paragraph C of the Recitals to this Agreement;

     (i) the Subsidiary Shares are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of the Subsidiary registered in the name of, and legally and beneficially owned by, MGEI, free and clear of all voting restrictions, trade restrictions, liens, charges or encumbrances of any kind;

     (j) except for the Subsidiary Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a "security" of the Subsidiary as that term is defined in the B.C.
          Act and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to directly or indirectly acquire all or any part of the Subsidiary Shares or any interest in them from MGEI, or to acquire any other shares of the Subsidiary from the Subsidiary;

     (k) the constating documents of the Subsidiary have not been altered since the incorporation of the Subsidiary;

     (l) MGEI and the Subsidiary each has the corporate power to own the Assets and to carry on the business carried on by it, and each of MGEI and the Subsidiary is duly qualified to carry on business in all jurisdictions in which it carries on business;

     (m) each of MGEI and the Subsidiary has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (n) none of the MGEI Group has incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

     (o) the representations and warranties of the MGEI Group contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions involving the Shareholder and MGEI contemplated under this Agreement which materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the MGEI Shares, the Subsidiary Shares, or the Assets.

4.2 In order to induce Barrington to enter into this Agreement and complete its transactions contemplated hereunder, each of the Managers jointly and severally represents and warrants to Barrington that:

     (a) he has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (b) no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by MGEI, the Subsidiary or by any party through whom MGEI or the Subsidiary acquired title or a license or to whom MGEI or the Subsidiary has granted a license in respect of the Assets;

     (c) all of the material transactions of MGEI have been promptly and properly recorded or filed in or with the books or records of MGEI and the minute books of MGEI contain all records of the meetings and proceedings of the shareholders and directors of MGEI since its incorporation;

     (d) MGEI and the Subsidiary each holds all material licences and permits that are required for carrying on their respective businesses in the manner in which such businesses have been carried on;

     (e) except as specified in Schedule C to this Agreement, MGEI or the Subsidiary is the registered and beneficial owner of each of the properties and assets used by MGEI or the Subsidiary and which is necessary or useful in the conduct of its business (collectively the "Assets"), which are owned as indicated therein;

         (i) MGEI or the Subsidiary has good and marketable exclusive title to each of the Assets free and clear of all licenses, liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted Encumbrances" on Schedule C.

     (f) each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use;

     (g) all of the bank accounts and safety deposit boxes of MGEI or the Subsidiary are listed on Schedule C to this Agreement;

     (h) the audited financial statements of MGEI and the Subsidiary for the period ending June 30, 2000 (collectively the "MGEI Statements"), copies of which are attached as Schedule D to this Agreement, are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of MGEI for the periods indicated, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis;

     (i) the MGEI Statements disclose all material financial transactions of MGEI and the Subsidiary since their respective dates of incorporation to the date of such financial statements and such transactions have been fairly and accurately recorded;

     (j)  except as disclosed in the MGEI Statements:

          (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of MGEI or the Subsidiary have been made, declared or authorized;

          (ii) no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, MGEI or the Subsidiary, except in the ordinary course of business and for machinery and equipment received and/or ordered in connection with the expansion of MGEI and the Subsidiary all having a cost of not more than $10,000.

          (iii) neither MGEI nor the Subsidiary is indebted to the Shareholder(s):

          (iv) none of the Shareholder(s) or any other officer, director or employee of MGEI or the Subsidiary is indebted or under obligation to MGEI or the Subsidiary on any account whatsoever; and

          (v) neither MGEI nor the Subsidiary has guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

     (k) there are no material financial liabilities of MGEI or the Subsidiary, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the MGEI Statements, except for liabilities arising in the ordinary course of business since the date thereof and liabilities in respect thereof;

     (l) to the best of its knowledge, any accounts receivable of MGEI or the Subsidiary shown in the MGEI Statements are bona fide, good and collectible without setoff or counterclaim;

     (m) the current directors, officers, key employees and independent contractors and consultants of MGEI and the Subsidiary, and all of their current compensation arrangements with MGEI or the Subsidiary, whether as directors, officers or employees of, or as independent contractors or consultants, are as listed on Schedule E to this Agreement;

     (n) no future payments of any kind whatsoever have been authorized or provided by MGEI or the Subsidiary directly or indirectly to or on behalf of the Shareholder, the Managers or any of the directors, officers, key employees, independent contractors or consultants of MGEI or the Subsidiary except in accordance with those compensation arrangements specified on Schedule E to this Agreement or except as contemplated by this Agreement;

     (o) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting MGEI or the Subsidiary other than those specified on Schedule E to this Agreement;

     (p) neither MGEI nor the Subsidiary is now, or has ever been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of MGEI or the Subsidiary and there is no application pending for certification of a collective bargaining agent in respect of MGEI or the Subsidiary;

     (q) the contracts and agreements included on Schedule E to this Agreement and those additional contracts and agreements specified on Schedule F to this Agreement constitute all of the contracts and agreements of MGEI and of the Subsidiary which are currently outstanding and which involve expenditures or receipts of $10,000.00 or more per annum, or licensing of or access to any of the Assets, (collectively the "Material Contracts");

     (r) except as is noted on the appropriate Schedule to this Agreement, the Material Contracts are valid and enforceable and MGEI or the Subsidiary, as the case may be, is not in material default thereunder and, to the best of its knowledge, the other party or parties thereto are not in material default thereunder;

     (s) neither MGEI nor the Subsidiary has licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts;

     (t) all tax returns and reports of MGEI and of the Subsidiary required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of MGEI and of the Subsidiary have been paid or accrued in the MGEI Statements;

     (u)  neither MGEI nor the Subsidiary has:

          (i) made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

          (ii) acquired any property for proceeds greater than the fair market value thereof; or

          (iii) disposed of anything for proceeds less than the fair market value thereof;

     (v) each of MGEI and the Subsidiary has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by either of them and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

     (w) adequate provision has been made on the MGEI Statements for taxes payable by MGEI and by the Subsidiary to the date thereof and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by MGEI or by the Subsidiary;

     (x) neither MGEI nor the Subsidiary has any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a material reassessment of MGEI or the Subsidiary, including for aggressive treatment of income or expenses in earlier tax returns filed;

     (y) there are no amounts outstanding and unpaid for which MGEI or the Subsidiary has previously claimed a deduction under any applicable tax legislation;

     (z) each of MGEI and the Subsidiary has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which MGEI or the Subsidiary carries on business;

     (aa) to the best of its knowledge there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting MGEI or the Subsidiary at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of its knowledge, there is no basis therefor;

     (bb) the execution and delivery of this Agreement, the performance of their respective obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the constating documents of MGEI or the Subsidiary or, to the best of its knowledge, any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which any of the MGEI Group is a party or by which any of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

          (ii) to the best of its knowledge, result in the violation of any law or regulation of any kind whatsoever by any of MGEI Group; and

     (cc) to the best of his knowledge, neither MGEI nor the Subsidiary is in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws.

4.3 In order to induce Barrington to enter into this Agreement and complete its transactions contemplated hereunder, the Shareholder represents and warrants to Barrington that:

     (a) the MGEI Shares are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of MGEI registered in the name of, and legally and beneficially owned by, the Shareholder, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever;

     (b) the Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein, and in particular to sell the MGEI Shares to Barrington as contemplated herein;

     (c) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Shareholder at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever which in any way relate to the MGEI Shares or could affect the ability of the Shareholder to perform his obligations hereunder and to the best of his knowledge there is no basis therefor;

     (d) so far as the Shareholder is aware, based solely on having made appropriate inquiries of the Managers, each of the representations of the Managers in paragraph 4.2 of this Agreement are correct in all material respects;

     (e) the Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Barrington Shares and is able to bear the economic risk of loss of the Shareholder's entire investment;

     (f) Barrington has provided to the Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Barrington Shares and the Shareholder has had access to such information concerning Barrington as he has considered necessary or appropriate in connection with the investment decision to acquire the Barrington Shares;

     (g) the Shareholder is acquiring the Barrington Shares for his own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Barrington Shares in violation of the United States securities laws;

     (h) the Shareholder has not agreed to acquire the Barrington Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and


----------------------------------------------------------

4.4  The Shareholder acknowledges and agrees that:

     (a) the Barrington Shares have not been and, subject to paragraph 7.1 of this Agreement, will not be registered under the United States Securities Act of 1933 (the "Securities Act") or the securities laws of any state of the United States or other jurisdiction and that the exchange contemplated hereby is being made in reliance on the Shareholder's representations and warranties regarding the circumstances required for an exemption from such registration requirements;

     (b) the issuance of the Barrington Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency, and Barrington is not registered under the United States Securities Exchange Act of 1934 (the "Exchange Act");

     (c) the certificates representing the Barrington Shares will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be traded except in compliance with the Securities Act and the Exchange Act and, without limiting the foregoing, may not be traded for a period of not less than one year following the issuance fo the Barrington Shares; and

     (d) if the Shareholder decides to offer, sell or otherwise transfer any of the Barrington Shares, he will not offer, sell or otherwise transfer any of the Barrington Shares directly or indirectly, unless:

          (i)  the sale is to Barrington;

          (ii) the sale is made pursuant to a valid registration or an exemption from the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iii) the Barrington Shares are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and he has prior to such sale furnished to Barrington an opinion of counsel reasonably satisfactory to Barrington.

4.5 The Shareholder consents to Barrington making a notation on its records or giving instructions to any transfer agent of Barrington in order to implement the restrictions on transfer set forth and described herein.

4.6 The Shareholder acknowledges and accepts that there may be material tax consequences to a shareholder in respect of an acquisition or disposition of the Barrington Shares, and that Barrington gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder's acquisition or disposition of the Barrington Shares.

4.7 In order to induce the MGEI Group to enter into this Agreement and complete its transactions contemplated hereunder, Barrington represents and warrants to the MGEI Group that:

     (a) Barrington was and remains duly incorporated and validly existing under the laws of the State of Nevada, and Barrington is in good standing with respect to all filings required by the Nevada Secretary of State;

     (b) the authorized capital of Barrington consists of 205,000,000 shares, consisting of 200,000,000 common shares with a par value of $0.01 per share and 5,000,000 preference shares with a par value of $1.00 per share, of which 4,100,700 common shares (the "Outstanding Shares") and no preference shares were validly authorized, created, allotted, issued and outstanding as fully paid and non-assessable shares as of the Effective Date and 26,000,000 common shares (the "Reserved Shares") were reserved for issuance as of the Effective Date;

     (c) other than as contemplated in this Agreement, no further "securities" as described in the B.C. Act) of Barrington will be issued after the Effective Date, and there are no commitments, plans or arrangements of any kind whatsoever to issue any securities of Barrington, nor are there any outstanding options, warrants, convertible securities or other rights of any kind whatsoever calling for the issuance of any of the unissued shares of Barrington;

     (d) the Barrington Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable and registered in the name of the Shareholder;

     (e) Barrington has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (f)  the common shares of Barrington are currently quoted on the OTC
          Board;

     (g) Barrington is in material compliance with all applicable laws including, without limitation, all applicable U.S. securities laws;

     (h) the constating documents of Barrington have not been altered since the incorporation of Barrington;

     (i) Barrington has not carried on and does not currently carry on any business;

     (j) there has been no material adverse change to the financial position of Barrington since 31 December 1999, as set forth in the audited financial statements of Barrington as of that date, which financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent bass with prior periods and which are attached as Schedule G to this Agreement (the "Barrington Statement");

     (k) the Barrington Statements disclose all material financial transactions of Barrington since its date of incorporation and such transactions have been fairly and accurately recorded;

     (l) to the best of its knowledge, any accounts receivable Barrington shown in the Barrington Statements are bona fide, good and collectible without setoff or counterclaim;

     (m) Barrington does not have any property or assets except those listed in Schedule H to this Agreement;

     (n) Barrington has not disposed of any property or assets except those listed in Schedule I to this Agreement;

     (o) all of the bank accounts and safety deposit boxes of Barrington are listed on Schedule C to this Agreement;

     (p) there are no material financial liabilities of Barrington, whether primary, secondary, direct, indirect, absolute, contingent or otherwise, under or in respect of any contract, agreement, arrangement, commitment or undertaking which are not disclosed or reflected in the Barrington Statements except for liabilities arising in the ordinary course since the date thereof;

     (q) Barrington has not entered into any indenture, mortgage, agreement, lease, license or other instrument of any kind whatsoever relating to any indebtedness;

     (r) Barrington has not entered into and is not currently a party to any material contracts except those listed in Schedule J to this Agreement, and all such contracts are valid and enforceable and Barrington is not in default thereunder and, to the best of its knowledge, the other parties thereto are not in material thereunder;

     (s) Barrington has not had and does not currently have any employees or any compensation arrangements with any employees, independent consultants or consultants;

     (t) no payments of any kind whatsoever have been made or authorized by Barrington directly or indirectly to or on behalf of any of its shareholders, or any of its directors or officers;

     (u) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever effecting Barrington;

     (v)  the Directors and Officers of Barrington are as follows:

          (i)  T. J. Jesky;

          (ii)  Justin Halowaty;

     (w) all tax returns and reports of Barrington required by law have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of Barrington have been paid or accrued in Barrington statements;

     (x)  Barrington has not:

          (i) made an election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value; or

          (ii) acquired or disposed of any property at other than fair market value;

     (y) Barrington has made all elections required to have been made under any applicable tax legislation in connection with any distributions made by it and all such elections were true and correct and filed in the prescribed time period;

     (z) adequate provisions have been made on the Barrington Statements for taxes payable by Barrington for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by Barrington;

     (aa) Barrington does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a re-assessment of Barrington, including for aggressive treatment of income or expenses in early tax returns filed;

     (bb) there are no amounts outstanding and paid for for which Barrington has previously claimed a deduction under any applicable tax legislation;

     (cc) Barrington has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returned required to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever;

     (dd) there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or effecting Barrington at law or in equity or by any federal, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefor;

     (ee) the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in a breach of, or constitute default under, any of the material contracts or the constating documents of Barrington; or

          (ii) to the best of its knowledge, result in the violation of any law or regulation of any kind whatsoever by Barrington; and

     (ff) Barrington has not incurred any liability for agency, brokerage, referral or finders' fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated by this Agreement.

4.8 The representations and warranties of Barrington contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.


5.  INDEMNITIES
    -----------

5.1 Notwithstanding the Completion of the transactions contemplated under this Agreement or Barrington's Investigation, the representations, warranties and acknowledgements of any of the MGEI Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of Barrington If any of the representations, warranties or acknowledgements given by any of the MGEI Group is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the MGEI Group, then the party or parties responsible shall jointly and severally indemnify and save harmless Barrington from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against Barrington by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by Barrington, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by Barrington, directly or indirectly, arising out of any material assessment or reassessment levied upon MGEI or the Subsidiary for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

5.2 Notwithstanding the Completion of the transactions contemplated under this Agreement or the Shareholder's Investigation, the representations, warranties and acknowledgements of Barrington contained in this Agreement or any certificates or documents delivered by Barrington pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholder. If any of the representations, warranties or acknowledgements given by Barrington is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of Barrington, then Barrington shall indemnify and save the Shareholder harmless from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Shareholder by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Shareholder, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Shareholder, directly or indirectly, arising out of any material assessment or reassessment levied upon Barrington for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

6.  CLOSING
    -------

6.1 At the Time of Closing, the MGEI Group shall deliver to the solicitors for Barrington:

     (a) certified true copies of the resolutions of the directors of MGEI and the Subsidiary evidencing that the directors of MGEI and the Subsidiary have approved this Agreement and all of the transactions of MGEI and the Subsidiary contemplated hereunder, specifically referring to:

          (i) the exchange and transfer of the MGEI Shares from the Shareholder to Barrington as provided for in this Agreement;

          (ii) the cancellation of the share certificates (the "Old Share Certificates") representing the MGEI Shares held as set forth in paragraph B of the recitals to this Agreement; and

          (iii) the issuance of a new share certificate (the "New Share Certificate") representing the MGEI Shares registered in the name of Barrington;

     (b)  the Old Share Certificates;

     (c)  the New Share Certificate;

     (d) all copies and records of all source and object code for all software included in the Assets;

     (e) releases in the form of Schedule K to this Agreement (the "Releases") from each of the Shareholder and the Managers of all claims against MGEI or the Subsidiary for outstanding amounts owing by either of MGEI or the Subsidiary on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever as at the Closing Date other than for the advances referred to in paragraph 7.2 and for accrued salary since the last regular payday;

     (f)  the MGEI Solicitor Opinion;

     (g) certificates of confirmation from each of the Shareholder, the Managers, MGEI and the Subsidiary substantially in the form of Schedule L to this Agreement;

     (h)  the consent of the directors and officers specified in paragraph
          3.6; and

     (i) any other materials that are, in the opinion of the solicitors for Barrington, reasonably required to complete the transactions contemplated under this Agreement.

6.2 At the Time of Closing, Barrington shall deliver to the solicitors for the Shareholder:

     (a) certified true copies of the resolutions of the directors and, if shareholder approval is required, of the shareholders of Barrington, evidencing that the directors and, as applicable, the shareholders, of Barrington have approved this Agreement and all of the transactions of Barrington contemplated hereunder, including the issuance of the Barrington Shares in exchange for the MGEI Shares, the setting of the number of Directors of Barrington at four (4), and the appointment of the directors and officers specified in paragraph 3.6;

     (b) a share certificate representing the Barrington Shares registered in the name of the Shareholder or written confirmation from Barrington's stock transfer agent that the Shareholder has been registered as the owner of the Barrington Shares, the Barrington Shares have been allotted and issued and a share certificate representing the Barrington Shares registered in the name of the Shareholder will be delivered to the order of the Shareholder as soon as practicable;

     (c)  all minute books, business records, titles and papers of Barrington;

     (d) the resignation of the current directors and officers of Barrington, effective on Completion, together with a Release from each such director and officer in the form of Schedule K;

     (e)  the Barrington Solicitor Opinion; and

     (f) a certificate of confirmation signed by a director or officer of Barrington substantially in the form of Schedule M to this Agreement.


7.  BUSINESS MATTERS
    ----------------

7.1 Barrington agrees that it will, if requested by the Shareholder, file a registration statement to effect the qualification and registration under applicable U.S. securities laws of the resale of the Barrington Shares and the Barringtonmpany will pay all costs and expenses in connection with the preparation and filing of such registration statement. The Shareholder shall be responsible for underwriting and brokerage commissions payable in connection with such sale.

7.2 Barrington shall take all necessary actions prior to the Closing Date to change its name to "MGEI Entertainment International Inc.", provided however that if the transactions contemplated herein do not complete on the Closing Date, then upon written request by MGEI, Barrington shall promptly change its name to another name that does not contain the words "Modern Groove" or any confusingly similar words.

8.  GENERAL
    -------

8.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
8.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

8.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

8.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

8.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

8.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

8.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

8.7 It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is held to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever in any jurisdiction, then that particular provision or part of the provision or those provisions will be deemed severed from the remainder of this Agreement. The remainder of this Agreement will not be affected by the severance and will remain in full force and effect.

8.8 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

8.9 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

8.10 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

8.11 his Agreement will enure to the benefit of and be binding on the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

8.12 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

8.13 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:


SIGNED, SEALED & DELIVERED            )
by John Stroppa in the presence of:   )
                                      )
                                      )
-----------------------------------   )
Signature of Witness                  )
                                      ) ----------------------------------
Name:  _____________________________  )   John Stroppa
Address: ___________________________  )
____________________________________  )
Occupation: ________________________  )


SIGNED, SEALED & DELIVERED            )
by Adrian Crook in the presence of:   )
                                      )
                                      )
-----------------------------------   )
Signature of Witness                  )
                                      ) ----------------------------------
Name:  _____________________________  )   Adrian Crook
Address: ___________________________  )
____________________________________  )
Occupation: ________________________  )



SIGNED, SEALED & DELIVERED            )
by Stephen Zur in the presence of:    )
                                      )
                                      )
-----------------------------------   )
Signature of Witness                  )
                                      ) ----------------------------------
Name:  _____________________________  )   Stephen Zur
Address: ___________________________  )
____________________________________  )
Occupation: ________________________  )


SIGNED, SEALED & DELIVERED            )
by John Stroppa In trust in the       )
presence of:                          )
                                      )
-----------------------------------   )
Signature of Witness                  )
                                      ) ----------------------------------
Name:  _____________________________  )   John Stroppa, In trust
Address: ___________________________  )
____________________________________  )
Occupation: ________________________  )


SIGNED, SEALED & DELIVERED            )
by Justin Halowaty in the presence of:)
                                      )
                                      )
-----------------------------------   )
Signature of Witness                  )
                                      ) ----------------------------------
Name:  _____________________________  )   Justin Halowaty
Address: ___________________________  )
____________________________________  )
Occupation: ________________________  )

THE CORPORATE SEAL of                 )
GS0151 VENTURES, INC.                 )
was hereunto affixed in the presence  )
of its authorized signatory(ies)      )
                                      )
-----------------------------------   )                           c/s
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)


THE CORPORATE SEAL of                 )
MODERN GROOVE ENTERTAINMENT           )
INTERNATIONAL, INC.                   )
was hereunto affixed in the presence  )
of its authorized signatory(ies)      )
                                      )
-----------------------------------   )                           c/s
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)


THE CORPORATE SEAL of                 )
BARRINGTON LABORATORIES, INC.         )
was hereunto affixed in the presence  )
of its authorized signatory(ies)      )
                                      )
-----------------------------------   )                           c/s
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)
Name:                                 )
                                      )
--------------------------------------)
Title                                 )
                                      )
--------------------------------------)